UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

ESSENTIAL UTILITIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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ESSENTIAL UTILITIES, INC. 762 WEST LANCASTER AVENUE BRYN MAWR, PA 19010 ssen -• a Your Vote Counts! ESSENTIAL UTILITIES, INC. 2024 Annual Meeting Vote by April 30, 2024 11 :59 PM ET. For shares held in a Plan, vote by April 28, 2024 11 :59 PM ET. You invested in ESSENTIAL UTILITIES, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 01, 2024. Get informed before you vote View the Notice & Proxy Statement, Annual Report on line OR you can receive a free paper or email copy of the material(s) by requesting prior to April 17, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a ~I number *Please check the meeting materials for any special requirements for meeting attendance. Virtually at: Vote Virtually at the Meeting* May 01, 2024 8:00 AM EDT www.virtualshareholdermeeting.com/WTRG2024

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. To elect nine nominees as directors: Nominees: 01) Elizabeth B. Amato 04) Christopher H. Franklin 02) Christopher L. Bruner 05) Daniel J. Hilferty 03) David A. Ciesinski 06) Edwina Kelly 07) W. Bryan Lewis 08) Tamara L. Linde 09) Roderick K. West 2. To approve an advisory vote on the compensation paid to the Company's named executive officers for 2023. Board Recommends 0 For 0 For 3. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for O For the Company for the 2024 fiscal year. 4. To ratify the Amendment to the Company's Amended and Restated Bylaws to implement the universal proxy rules O For governing contested elections of directors. NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".